                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant                     [X]

     Filed by a Party other than the Registrant  [ ]


     Check the appropriate box:

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [ ] Preliminary Proxy Statement

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                       NANOPHASE TECHNOLOGIES CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:


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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)  Proposed maximum aggregate value of transaction:


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     5)  Total fee paid:


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     [  ]  Fee paid previously with preliminary materials.


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     [  ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:


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     2)  Form, Schedule or Registration Statement No.:


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     3)  Filing Party:


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     4)  Date Filed:


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

                            [GRAPHIC OF NANOPHASE]

1319 Marquette Drive
Romeoville, Illinois 60446

                                  May 4, 2001

Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, on Tuesday, June 5, 2001 at 9:00 a.m., local time. The formal notice of the Annual Meeting appears on the following page.

   The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Immediately after the Annual Meeting, stockholders will be able to view a presentation by the Company and have the opportunity to ask questions.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

   We look forward to seeing you on June 5, 2001 and urge you to return your proxy card as soon as possible.

                                        Sincerely,

                                        /s/ Joseph E. Cross,
                                        Joseph E. Cross,
                                        President and Chief Executive Officer

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 5, 2001

                               ----------------

To the Stockholders of
Nanophase Technologies Corporation:

   The Annual Meeting of Stockholders of Nanophase Technologies Corporation (the "Company") will be held at 9:00 a.m., Chicago time, on Tuesday, June 5, 2001, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, for the following purposes:

     (1) To elect one Class I director to the Company's Board of Directors;

     (2) Approve the Nanophase Technologies Corporation 2001 Equity Compensation Plan;

     (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 2001; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the accompanying Proxy Statement.

   The Board of Directors has fixed the close of business on April 9, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                          By order of the Board of Directors,

                                          /s/ Jess Jankowski
                                          Jess Jankowski,
                                          Secretary

Romeoville, Illinois
May 4, 2001

   ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                      NANOPHASE TECHNOLOGIES CORPORATION

                             1319 Marquette Drive
                          Romeoville, Illinois 60446
                                (630) 771-6708

                               ----------------

                                PROXY STATEMENT

                               ----------------

   The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of Nanophase Technologies Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m., Chicago time, Tuesday, June 5, 2001, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about May 4, 2001.

   Record Date and Outstanding Shares--The Board of Directors has fixed the close of business on April 9, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 13,621,549 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

   Voting of Proxies--Joseph E. Cross and Jess Jankowski, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Cross and Jankowski are executive officers of the Company and Mr. Cross is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

   Required Vote--The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominee for Class I director. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the Nanophase Technologies Corporation 2001 Equity Compensation Plan and to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company's financial statements for the year ended December 31, 2001. Stockholders will not be allowed to cumulate their votes in the election of directors.

   Quorum; Abstentions and Broker Non-Votes--The required quorum for transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to approving the Nanophase Technologies Corporation 2001 Equity Compensation Plan and to ratifying the appointment of the Company's independent auditors and will have the same effect as votes "against" such proposals. Broker non-votes will not be considered present and entitled to vote with respect approving the Nanophase Technologies Corporation 2001 Equity Compensation Plan and to ratifying the appointment of the Company's independent auditors and will have no effect on such proposals.

   Annual Report to Stockholders--The Company's Annual Report to Stockholders for the year ended December 31, 2000, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                  PROPOSAL 1

                             ELECTION OF DIRECTOR

   The Company's Board of Directors currently consists of six directors.
Article VI of the Company's Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, one director of Class I will be elected for a term of three years expiring at the Company's 2004 Annual Meeting of Stockholders. The nominee is presently serving as a director of the Company. See "Nominee" below.

   Edward E. Hagenlocker, Ph.D., a current Class I director, has elected not to stand for reelection at the end of his term which expires at the June 5, 2001 annual meeting. The Board of Directors would like to extend its thanks to Dr. Hagenlocker for all of his past contributions and dedication to the Company. The Board of Directors has been engaged in the ongoing process of considering potential nominees for the remaining Class I director position. When the Board of Directors has located qualified candidates, it expects to either fill the remaining Class I position or nominate appropriate candidates for election at a subsequent meeting of stockholders.

   The four directors whose terms of office do not expire in 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

   If at the time of the Annual Meeting the nominee should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominee will be unable or decline to serve as a director if elected.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED BELOW.

                                    NOMINEE

   The name of the nominee for the office of director, together with certain information concerning such nominee, is set forth below:

                                                  Served as        Position with
      Name                                      Director Since Age    Company
      ----                                      -------------- --- -------------
      James A. McClung, Ph.D...................      2000       63   Director

   Mr. McClung has served as a director of the Company since February 2000. He is a Senior Vice President and a corporate officer for FMC Corporation, a leading producer of chemicals and machinery for industry and agriculture. He has over 25 years of international business development in over 75 countries, having managed diversified global businesses, including specialized chemicals and machinery, while living in the United States, Europe, and Africa. Mr. McClung currently serves as Director of Alticor (Amway) and Turtle Wax. He also serves as a board member of: Thunderbird, The American Graduate School of International Management (Glendale, Arizona); College of Wooster (Ohio); U.S.- Russia Business Council (Washington, D.C.); U.S.-China Business Council (Washington, D.C.); Japan American Society; and a member of The Economic Club and The Executive's Club of Chicago. Mr. McClung earned a B.S. degree from the College of Wooster, an M.A. from the University of Kansas, and a Ph.D. from Michigan State University.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEE FOR ELECTION AS A CLASS I DIRECTOR.

                                OTHER DIRECTORS

   The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

                                                               Served as
                                                               Director   Term
Name                               Age  Position with Company    Since   Expires
----                               ---  ---------------------  --------- -------
Joseph E. Cross...................  53  Director, President,     1998     2002
                                       Chief Executive Officer

Jerry K. Pearlman.................  62        Director           1999     2003

Donald S. Perkins.................  74     Chairman of the       1998     2003
                                         Board of Directors

Richard W. Siegel, Ph.D...........  63        Director           1989     2002

   Mr. Cross has served as Chief Executive Officer of the Company since December 1998 and President and a director of the Company since joining the Company in November 1998. From November 1998 to December 1998, Mr. Cross served as the Company's Chief Operating Officer. Prior to joining the Company in November 1998, Mr. Cross served as President and Chief Executive Officer of Aptech, a manufacturer of measurement, metering and control devices for the utility industry, from August 1996 to October 1998. From December 1993 to July 1996, Mr. Cross served as President of Aegis Technologies, an interactive telecommunications company. He holds a B.S. degree from Southwest Missouri University and attended the M.B.A. program at Southwest Missouri University.

   Mr. Pearlman has served as a director of the Company since April 1999. Mr. Pearlman retired as chairman of Zenith Electronics Corporation in November 1995. He joined Zenith as controller in 1971 and served as chief executive officer from 1983 through April 1995. Mr. Pearlman is a director of Smurfit Stone Container Corporation, Ryerson-Tull, Inc., and Parson Group LLC. He is a trustee of Northwestern University where he is vice chairman of the capital campaign, director and past chairman of the board of Evanston Northwestern Healthcare. Mr. Pearlman graduated from Princeton with honors from the Woodrow Wilson School and from Harvard Business School with highest honors.

   Mr. Perkins has served as a director of the Company since February 1998. Mr. Perkins retired from Jewel Companies, Inc., the retail supermarket and drug chain, in 1983. He had been with Jewel since 1953, serving as President from 1965 to 1970, as Chairman of the Board of Directors from 1970 to 1980, and as Chairman of the Executive Committee until his retirement. He has served on a number of corporate boards and is currently a director of Aon Corporation, LaSalle Hotel Properties and Luminant Worldwide. For more than 30 years, he has served on corporate boards including AT&T, Cummins Engine Company, Kmart Corporation, Lucent Technologies, Inc., and Time-Warner, Inc. Mr. Perkins is a trustee and Vice Chairman of the Board of Trustees of Northwestern University. Mr. Perkins holds a B.A. degree from Yale University and an M.B.A. degree from the Harvard Graduate School of Business Administration.

   Dr. Siegel is a co-founder of the Company and has served as a director of the Company since 1989. Dr. Siegel also has served as a consultant to the Company since 1990 with regard to the application and commercialization of nanocrystalline materials. Dr. Siegel is an internationally recognized scientist in the field of nanocrystalline materials. During his tenure on the research staff at Argonne National Laboratory from July 1974 to May 1995, he was the principal scientist engaged in research with the laboratory-scale synthesis process that was the progenitor of the Company's physical-vapor-synthesis production system. Dr. Siegel has been the Robert W. Hunt Professor in Materials Science and Engineering at Rensselaer Polytechnic Institute since June 1995, and served as Department Head from 1995 to 2000. In April 2001, Dr. Siegel became the founding Director of the newly created Rensselaer Nanotechnology Center at the Institute. During 1995-1998, he was also a visiting professor at the Max Planck Institute for Microstructure Physics in Germany on an Alexander von

Humboldt Research Prize received in 1994. He chaired the World Technology Evaluation Center worldwide study of nanostructure science and technology for the U.S. government, has served on the Council of the Materials Research Society and as Chairman of the International Committee on Nanostructured Materials. He also served on the Committee on Materials with Sub-Micron Sized Microstructures of the National Materials Advisory Board and was the co-chairman of the Study Panel on Clusters and Cluster-Assembled Materials for the U.S. Department of Energy. Dr. Siegel holds an A.B. degree in physics from Williams College and an M.S. degree and Ph.D. from the University of Illinois at Urbana-Champaign.

   Director Compensation--Upon first being elected to the Board of Directors, each director of the Company who is not an employee or consultant of the Company (an "Outside Director") is granted, pursuant to the Company's Amended and Restated 1992 Stock Option Plan, as amended (the "1992 Plan"), stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, as of the date of issuance of such stock options. On the date of each annual meeting of the stockholders of the Company, each Outside Director who is re-elected or continues to serve as a director because his or her term has not expired is granted stock options to purchase 2,000 shares of Common Stock pursuant to the 1992 Plan; provided that no such automatic grant is made to an Outside Director who was first elected to the Board of Directors within three months prior to such annual meeting. The options granted to Outside Directors under the 1992 Plan vest in three equal annual installments beginning on the first anniversary of the date of grant. All options granted under the 1992 Plan to Outside Directors expire ten years from the date of grant. Effective January 2, 2001, the Company granted 1,361 shares of Common Stock to each of Donald Perkins, Richard Siegel, Jerry Pearlman, James McClung, and Edward Hagenlocker. The Company also agreed to issue a cash payment of $10,000 to reimburse these Directors for personal income tax liabilities relating to this grant of Common Stock. In addition, the Company entered into a consulting agreement in March 2001 with Richard Siegel, Ph.D. pursuant to which the Company pays Dr. Siegel $2,000 per month for consulting services over a twelve-month term. This agreement is renewable for successive twelve-month terms or may be terminated by either party under conditions defined in the agreement.

   All Outside Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

   Meetings--During the year ended December 31, 2000, the Board of Directors held twelve formal meetings. Each of the Company's current directors attended at least 75% of the aggregate of the number of board meetings held (during the period in which he was a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 2000.

   Committees of the Board of Directors--The Board of Directors has established an Audit and Finance Committee and a Compensation and Governance Committee, each comprised entirely of directors who are not officers or employees of the Company. The members of the Audit and Finance Committee are Dr. Hagenlocker (Chairman), Mr. Pearlman and Mr. Perkins. The members of the Compensation and Governance Committee are Mr. Pearlman (Chairman), Dr. Hagenlocker and Mr. Perkins. The Company does not have a standing nominating committee.

   The Audit and Finance Committee generally has responsibility for recommending independent public auditors to the Board of Directors for selection, reviewing the plan and scope of the accountants' annual audit, reviewing the Company's internal control functions and financial management policies, and reporting to the Board of Directors regarding all of the foregoing. The Audit and Finance Committee held six formal meetings in 2000. See "Report of the Audit and Finance Committee of the Board of Directors."

   The Compensation and Governance Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee also has responsibility for administering the 1992 Plan, determining the number of options, if any, to be granted to the Company's employees and consultants pursuant to the 1992 Plan and reporting to the Board of Directors regarding the foregoing. The Compensation and Governance Committee held one formal meeting in 2000. See "Report of the Compensation and Governance Committee of the Board of Directors."

                              EXECUTIVE OFFICERS

   The table below identifies executive officers of the Company who are not identified in the tables entitled "Election of Directors--Nominees" or "-- Other Directors."

     Name                    Age                            Position
     ----                    ---                            --------
Jess Jankowski.............   35 Acting Chief Financial Officer, Corporate Controller, Secretary
                                  and Treasurer

Gina R. Kritchevsky, Ph.D..   47 Vice President--Technology and Engineering

Daniel S. Bilicki..........   57 Vice President--Sales and Marketing

Richard W. Brotzman, Ph.D..   47 Vice President--Research and Development

Donald J. Freed, Ph.D......   59 Vice President--Business Development

   Mr. Jankowski has served as Controller of the Company since joining in 1995. He was elected Secretary and Treasurer in November 1999, and Acting Chief Financial Officer in January 2000. From 1990-1995 he served as Controller for two building contractors in the Chicago area. Mr. Jankowski holds a B.S. in accountancy from Northern Illinois University, an M.B.A. from Loyola University, and received his certified public accountant certificate from the State of Illinois.

   Dr. Kritchevsky has served as Vice President--Technology and Engineering of the Company since joining the Company in February 1999. From June 1998 to February 1999, Dr. Kritchevsky provided consulting services to companies in a variety of markets, including electronics packaging and liquid crystal display technology. From January 1997 to May 1998, Dr. Kritchevsky was Vice President of Strategic Initiatives for Donnelly Optics Corporation, an optics company. From 1989 to January 1997, Dr. Kritchevsky served in various positions with Donnelly Corporation, an automotive supplier, including Director of Corporate New Business Development. She holds a B.S. degree in chemistry and a Ph.D. in material sciences and engineering from MIT.

   Mr. Bilicki has served as Vice President--Sales and Marketing of the Company since joining the Company in March 1999. From January 1996 until March 1999, Mr. Bilicki served as President/Director of PT Crosfield Indonesia in Jakarta, Indonesia, a subsidiary of Crosfield Company, which is a global chemical company. From January 1994 to December 1995, Mr. Bilicki held the position of President/Director North America of Crosfield Company. He holds a B.S. degree from Indiana Institute of Technology and an M.B.A. degree from Winthrop University.

   Dr. Brotzman joined the Company in July 1994 as a senior scientist and has served as Vice President--Research and Development of the Company since July 1996. He is the inventor of the Company's coating technology. Dr. Brotzman has 15 years experience in research and development of advanced materials leading to new products. His technical areas of expertise include interfacial adhesion and chemistry, self-assembled polymeric coatings, nanosized inorganic powders, powder processing, reactive coupling agents, solgel derived protective coatings, non-destructive evaluation of composites, neo-debye relaxation in green inorganic gels, asymmetric membranes and plasma processing. From January 1991 to July 1994, Dr. Brotzman served as Director of Research at TPL, Inc., an advanced materials company. He holds a B.S. degree in chemical engineering from Lafayette College, an M.S. degree in engineering and applied science from the University of California, Davis and a Ph.D. in chemistry from the University of Washington.

   Dr. Freed joined the Company in April 1995 as Vice President--Marketing and has served as Vice President--Business Development of the Company since June 1998. He has extensive experience in the commercial development of new technology products, and has been responsible for the successful startup of advanced-materials initiatives in three Fortune 50 companies. From 1985 to April 1995, Dr. Freed held senior marketing, strategic planning and product-development positions with AMP, Inc., and certain of its subsidiaries, primarily in the development and marketing of advanced materials for microelectronics and photonics. From 1980 to 1985, he held similar positions with GTE Corp. and Imperial Chemical Industries, PLC. Previously, Dr. Freed held various scientific and managerial positions at Bell Laboratories. He holds a B.A. degree in chemistry from Queens College and an A.M. degree and Ph.D. in chemistry from Harvard University. Dr. Freed has been a member of The Illinois Coalition and is past chairman of the International Standards Council for Electronic Interconnection and Packaging Technologies.

   The Board of Directors elects executive officers annually and such executive officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors. Messrs. Cross, Jankowski, Bilicki and Drs. Freed and Kritchevsky each have employment agreements with the Company. See "Executive Compensation--Employment and Consulting Agreements." There are no family relationships among any of the directors or officers of the Company.

                            EXECUTIVE COMPENSATION

   The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2000, 1999, and 1998 of those persons who were (i) during 2000, the chief executive officer of the Company and (ii) at December 31, 2000, the four other most highly compensated (based upon combined salary and bonus) executive officers of the Company whose total salary and bonus exceeded $100,000 during 2000.

                          Summary Compensation Table

                                                                           Long-Term
                                                                          Compensation
                                             Annual Compensation             Awards
                                      ----------------------------------   Securities
                                                          Other Annual     Underlying     All Other
  Name and Principal Position    Year Salary($) Bonus($) Compensation($)    Options    Compensation($)
  ---------------------------    ---- --------- -------- ---------------  ------------ ---------------
Joseph E. Cross (1)............  2000 $244,905  $50,000     $ 40,083(2)     100,000        $84,925(3)
 President and Chief Executive   1999  216,538        0      120,188(4)     100,000         71,157(5)
 Officer                         1998   29,487        0       14,111(6)     100,000         36,450(7)

Gina R. Kritchevsky, Ph.D. (8).  2000 $170,769  $35,000     $      0         50,000        $ 9,363(9)
 Vice President Technology and   1999  142,789        0       51,370(10)    100,000              0
 Engineering

Daniel S. Bilicki (11).........  2000 $183,288  $     0     $      0         50,000        $     0
 Vice President Sales and        1999  130,096        0            0        100,000              0
 Marketing

Donald J. Freed, Ph.D..........  2000 $139,039  $     0     $      0         16,875        $     0
 Vice President Business         1999  126,154        0            0         10,000              0
 Development                     1998  120,753                               27,572

Richard Brotzman, Ph.D.........  2000 $139,039  $     0     $      0         22,500        $     0
 Vice President Research and     1999  126,154    6,000            0         15,000              0
 Development                     1998  119,721        0                      40,600

--------
(1) Joseph E. Cross commenced employment as the President and Chief Operating Officer of the Company in November 1998 and became its Chief Executive Officer in December 1998.
(2) Includes $17,605 paid for lodging in Burr Ridge, Illinois, $12,992 paid for airfare to and from Chicago, Illinois, and $9,486 in payments related to use of a car. These expenses were incurred through 2000. All amounts have been "grossed-up" significantly to compensate Mr. Cross for personal income tax liabilities associated with the reimbursement of these expenses.
(3) Represents relocation expenses incurred by Mr. Cross for moving to the greater Chicago metropolitan area.
(4) Includes $50,571 paid for lodging in Burr Ridge, Illinois, $35,085 paid for airfare to and from Chicago, Illinois, and $26,820 in payments related to use of a car. These expenses were incurred evenly throughout 1999. All amounts have been "grossed-up" significantly to compensate Mr. Cross for personal income tax liabilities associated with the reimbursement of these expenses.
(5) Represents compensation relating to the grant of 24,500 shares of unregistered Common Stock to Mr. Cross in August of 1999. This amount has been "grossed-up" significantly to compensate Mr. Cross for personal income tax liabilities associated with the grant of these shares.
(6) Includes $8,602 paid for airfare to and from Chicago, Illinois.
(7) Represents a one-time payment to Mr. Cross for the preparation of his residence for sale in connection with his intended move to the greater Chicago metropolitan area.
(8) Dr. Kritchevsky's employment with the Company commenced on February 15,
    1999.

(9) Represents a reimbursement for tax liabilities incurred by Dr. Kritchevsky in relation to amounts previously paid to her for relocating to the greater Chicago metropolitan area.
(10) Includes $25,000 paid at signing of her employment agreement and $13,082 paid for lodging in Burr Ridge, Illinois. All amounts other than the $25,000 paid at the signing of her employment agreement have been "grossed-up" significantly to compensate Dr. Kritchevsky for personal income tax liabilities associated with the reimbursement of these expenses.
(11) Mr. Bilicki's employment commenced with the Company on March 15, 1999.

   OPTION GRANTS IN 2000--The following table provides information on grants of stock options to the Named Officers during 2000. No stock appreciation rights were granted to the Named Officers during 2000.

                             Option Grants in 2000

                                                                          Potential
                                                                     Realizable Value at
                                                                       Assumed Annual
                                                                       Rates of Stock
                                                                     Price Appreciation
                                      Individual Grants              For Option Term (2)
                                    ---------------------            -------------------
                                     Percent of
                         Number of     Total
                         Securities   Options
                         Underlying   Granted    Exercise
                          Options   to Employees or Base
                          Granted        in       Price   Expiration
Name                      (#) (1)   Fiscal Year   ($/SH)     Date     5%($)     10%($)
----                     ---------- ------------ -------- ---------- -------- ----------
Joseph E. Cross.........  100,000      32.82%    $7.6875   5/24/10   $483,463 $1,225,190
Gina R. Kritchevsky,
 Ph.D...................   50,000      16.41%     7.6875   5/24/10    241,731    612,595
Daniel S. Bilicki.......   50,000      16.41%     7.6875   5/24/10    241,731    612,595
Donald J. Freed, Ph.D...   16,875       5.54%     7.6875   5/24/10     81,584    206,751
Richard W. Brotzman,
 Ph.D...................   22,500       7.38%     7.6875   5/24/10    108,779    275,668

--------
(1) These options are all non-qualified stock options. Subject to certain restrictions, these options become exercisable in three equal annual installments, beginning on the first anniversary of the date of grant. These options were granted ten years prior to their expiration dates.
(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains will be dependent on the future performance of the Common Stock and the option holder's continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

   AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END 2000 OPTION VALUES--The following table provides information regarding each of the Named Officers' option exercises in 2000 and unexercised options at December 31, 2000.

                          Year-End 2000 Option Values

                                                 Number of Securities
                                                Underlying Unexercised     Value of Unexercised
                           Shares                     Options at          In-The-Money Options at
                          Acquired     Value       Year-End 2000 (#)       Year-End 2000 ($) (1)
                         On Exercise Realized  ------------------------- -------------------------
Name                         (#)        ($)    Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- --------- ----------- ------------- ----------- -------------
Joseph E. Cross.........        0    $       0    66,667      233,333     $ 564,795   $1,475,830
Gina R. Kritchevsky,
 Ph.D...................        0            0    23,333      126,667       199,893      811,045
Daniel S. Bilicki.......        0            0    26,666      123,334       240,411      818,965
Donald J. Freed, Ph.D...   68,113    1,024,728    17,628       72,926       132,930      490,103
Richard W. Brotzman,
 Ph.D...................        0            0   130,750       94,995     1,127,027      634,662

--------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 29, 2000, which was $11.00.

Employment and Consulting Agreements

   The Company entered into an employment agreement with Joseph E. Cross dated November 9, 1999 which provides for an annual base salary of not less than $220,000. In addition, Mr. Cross received a lump sum payment of $50,000 on the first anniversary of the commencement of this agreement. The Company also granted to Mr. Cross options to purchase up to 100,000 shares of Common Stock at an exercise price of $2.9375 per share and options to purchase up to 50,000 shares of Common Stock at an exercise price of $2.1875, with options for one-fifth of such shares becoming exercisable on each of the first five anniversaries of the dates of grant. No term has been assigned to Mr. Cross' employment agreement. If Mr. Cross is terminated other than for "cause" (as such term is defined in Mr. Cross' employment agreement), Mr. Cross will receive severance benefits in an amount equal to Mr. Cross' base salary for 52 weeks.

   Effective as of February 15, 1999, the Company also entered into an employment agreement with Dr. Gina R. Kritchevsky providing for an annual base salary of not less than $165,000. In addition, Dr. Kritchevsky was granted a signing bonus of $25,000 and a further bonus of $35,000 on the first anniversary of the commencement of this agreement. The Company also granted to Dr. Kritchevsky options to purchase up to 75,000 shares of Common Stock at an exercise price of $2.8125. No term has been assigned to Dr. Kritchevsky's employment agreement. If Dr. Kritchevsky is terminated other than for "cause" (as such term is defined in Dr. Kritchevsky's employment agreement), Dr. Kritchevsky will receive severance benefits in an amount equal to Dr. Kritchevsky's base salary for 52 weeks.

   Effective as of March 15, 1999, the Company also entered into an employment agreement with Daniel Bilicki providing for an annual base salary of not less than $165,000. In addition, Mr. Bilicki was granted options to purchase up to 50,000 shares of Common Stock at an exercise price of $2.375. No term has been assigned to Mr. Bilicki's employment agreement. If Mr. Bilicki is terminated other than for "cause" (as such term is defined in Mr. Bilicki's employment agreement), Mr. Bilicki will receive severance benefits in an amount equal to Mr. Bilicki's base salary for 26 weeks.

   Effective as of June 1, 1999, the Company also entered into an employment agreement with Dr. Donald Freed providing for an annual base salary of not less than $125,000. No term has been assigned to Dr. Freed's employment agreement. If Dr. Freed is terminated other than for "cause" (as such term is defined in Dr. Freed's employment agreement), Dr. Freed will receive severance benefits in an amount equal to Dr. Freed's base salary for 26 weeks.

                        REPORT OF THE COMPENSATION AND
                             GOVERNANCE COMMITTEE
                           OF THE BOARD OF DIRECTORS

   The current Compensation and Governance Committee members are Jerry K. Pearlman (chairman), Edward E. Hagenlocker, Ph.D., and Donald S. Perkins. The objectives of the Compensation and Governance Committee in determining the levels and components of executive compensation are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at other comparable high technology companies. In setting compensation, the Compensation and Governance Committee reviews the achievement of corporate goals and individual contributions of particular executives. Generally, the compensation of the Company's executive officers is composed of base annual compensation, in the form of salary and other benefits, incentives in the form of fiscal year-end bonuses, and long-term compensation consisting of stock options awarded under the Company's stock option plan.

Base Salaries

   In determining the base salaries of the executive officers in 2000, the Compensation and Governance Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable high technology companies, including other publicly-held advanced materials and advanced technologies companies, and the Company's general compensation practices.

Cash Bonuses

   Discretionary cash bonuses for executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation and Governance Committee believes appropriately take into account the specific areas of responsibility of the particular officer.

Stock Option

   Periodically, the Compensation and Governance Committee also grants stock options to executive officers in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a three-year period beginning one year after the date of grant, in certain instances the Board of Directors (or the Compensation and Governance Committee) can adjust the vesting period for performance-based options. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives, including Mr. Cross, in 2000, the Compensation and Governance Committee considered a number of factors, including the performance of such persons, the Company's performance in 1999, achievement of specific delineated goals, the responsibilities and the relative position of such persons within the Company, the compensation of executives in comparable high technology companies and the number of stock options each such person currently possesses.

Compliance with Section 162(m)

   The Compensation and Governance Committee currently intends for all compensation paid to the Named Officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. The Compensation and Governance Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact the Company. In the future, the Compensation and Governance Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying
Section 162(m), such program is appropriate.

Compensation and Governance Committee Interlocks and Insider Participation

   Pursuant to a consulting agreement effective as of October 29, 1998, and prior to his appointment as Chairman of the Board of Directors, Donald S. Perkins, who is Chairman of the Compensation and Governance Committee, was engaged by the Company to provide additional services in connection with the Company's organizational restructuring and refocusing. In consideration for such services, Mr. Perkins was granted options to purchase 25,000 shares of Common Stock at an exercise price of $3.50 per share. Such options vest in five equal annual installments beginning on October 29, 1999; provided, however, that unvested options will expire upon Mr. Perkins no longer providing such services to the Company.

                                 REPORT OF THE
                          AUDIT AND FINANCE COMMITTEE
                           OF THE BOARD OF DIRECTORS

   All members of the Audit and Finance Committee are independent, as that term is defined in the applicable National Association of Securities Dealers' listing standards. Each member of the Audit and Finance Committee is also financially literate, as that qualification is interpreted by the Company's Board of Directors in its business judgment. The Audit and Finance Committee currently consists of Edward E. Hagenlocker, Ph.D. (chairman), Jerry
K. Pearlman and Donald S. Perkins.

   Policies and Mission. The Audit and Finance Committee recommends the independent certified public accountants for Board of Director approval, engages in a discussion with the independent accountants regarding the objectivity and independence of the accountants, reviews the adequacy of the Audit and Finance Committee Charter, reviews certain of the Company's Securities and Exchange Commission filings, reviews significant financial reporting issues with the Company's chief financial officer, reviews risk management and internal audit procedures with the Company's chief financial officer, and engages in any necessary private sessions with the Company's chief financial officer and independent accountants.

   Audit and Finance Committee Statement. The Audit and Finance Committee, consistent with its policies and mission, has adopted a charter, which is included as Exhibit A to this proxy statement. The Audit and Finance Committee has reviewed and discussed the audited financial statements with Company management; discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented; received a written disclosure letter from the Company's independent certified public accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent certified public accountants the independent accountant's independence; and based on the preceding review and discussions contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the 2000 fiscal year for filing with the Securities and Exchange Commission.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Market Composite Index and an index of peer companies selected by the Company during the period commencing on November 26, 1997, the date of the Company's initial public offering, and ending on December 31, 2000. The comparison assumes $100 was invested on November 26, 1997 in the Common Stock, the Nasdaq Market Composite Index and the peer companies selected by the Company and assumes the reinvestment of all dividends, if any. The performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $8.00 (this was also the price at which the Common Stock was offered in the initial public offering.)

                    COMPARISON OF CUMULATIVE TOTAL RETURNS

                                 [LINE GRAPH]

                                                    Nanophase
 Measurement                                       Technologies  Peer
     Date                                          Corporation   Group  NASDAQ
 -----------                                       ------------ ------- -------
November 26, 1997.................................   $100.00    $100.00 $100.00
December 31, 1997.................................    158.59      93.52   98.49
December 31, 1998.................................     28.13     131.60  137.52
December 31, 1999.................................     60.94     138.04  255.21
December 31, 2000.................................    137.50      98.15  154.94

   The companies in the peer group, both of which are advanced materials or advanced technologies companies, are: Delta & Pine Land Company and Landec Corporation. The peer group in the Company's proxy statement for the 2000 annual meeting included Alyn Corporation. On July 31, 2000, Alyn Corporation filed a petition for bankruptcy and accordingly has been removed from the calculations of the graph above for all periods presented.

   The above graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                       SECURITY OWNERSHIP OF MANAGEMENT
                          AND PRINCIPAL STOCKHOLDERS

   The following table sets forth, as of March 31, 2001 certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and (iv) all Company executive officers and directors as a group.

                                                      Number of       Percent of
                                                        Shares          Shares
                                                     Beneficially    Beneficially
Name and Address                                       Owned(1)         Owned
----------------                                     ------------    ------------
Spurgeon Corporation...............................   2,035,443(2)       14.9%
Bradford T. Whitmore...............................   2,035,443(3)       14.9%
Grace Investments, Ltd.............................   1,069,750(4)        7.9%
Grace Brothers, Ltd................................     965,693(5)        7.1%
Joseph E. Cross....................................     110,000(6)          *
Edward E. Hagenlocker, Ph.D........................      11,870(7)          *
Richard W. Siegel, Ph.D............................     260,173(8)        1.9%
James McClung......................................      25,360(9)          *
Jerry Pearlman.....................................      21,870(10)         *
Donald S. Perkins..................................      43,068(11)         *
Gina R. Kritchevsky, Ph.D..........................      57,999(12)         *
Daniel S. Bilicki..................................      73,332(13)         *
Donald J. Freed, Ph.D..............................      32,517(14)         *
Richard W. Brotzman, Ph.D..........................     148,093(15)       1.1%
All executive officers and directors as a group (11
 persons)..........................................     808,735(16)       5.9%

--------
*   Denotes beneficial ownership of less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes 965,693 shares of Common Stock held by Grace Brothers, Ltd. and 1,069,750 shares of Common Stock held by Grace Investments, Ltd. Spurgeon Corporation is a general partner of both Grace entities and shares voting and investment power with respect to the shares of Common Stock held by such Grace entities. This information is based on information reported on Form 4 filed on March 5, 2001 with the Commission by Spurgeon Corporation. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(3) Includes 965,693 shares of Common Stock held by Grace Brothers, Ltd. and 1,069,750 shares of Common Stock held by Grace Investments, Ltd. Mr. Whitmore is a general partner of Grace Brothers, Ltd. and is the sole owner of an entity which is a general partner of Grace Investments, Ltd. In such capacities, Mr. Whitmore shares voting and investment power with respect to the shares of Common Stock held by the Grace entities. This information is based on information reported on Form 4 filed on March 5, 2001 with the Commission by Mr. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(4) This information is based on information reported on Form 4's filed on March 5, 2001 with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.
(5) This information is based on information reported on Form 4's filed on March 5, 2001 with the Commission by Spurgeon Corporation and Bradford T. Whitmore. The address of the stockholder is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(6) Consists of 110,000 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(7) Includes 7,332 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(8) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 69,951 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(9) Includes 3,999 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(10) Includes 7,332 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(11) Includes 8,334 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(12) Includes 54,999 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(13) Includes 53,332 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(14) Consists of 32,517 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(15) Consists of 148,093 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.
(16) Includes 28,950 shares of Common Stock issuable upon exercise of warrants presently exercisable and 520,042 shares of Common Stock issuable upon exercise of options exercisable currently or within 60 days of March 31, 2001.

                                  PROPOSAL 2

                    APPROVAL OF THE NANOPHASE TECHNOLOGIES
                   CORPORATION 2001 EQUITY COMPENSATION PLAN

   The Board of Directors proposes that the Company replace its existing equity compensation plan, the 1992 Amended and Restated Stock Option Plan (the "1992 Plan") (effective January 12, 1993, amended and restated April 6, 1997) with the 2001 Equity Compensation Plan described below. Over the last four years, Nanophase has recruited many new executives, other key employees, and new members of the Board of Directors. Part of this recruitment effort, and related efforts to retain new and existing employees and Directors, resulted in the granting of stock options as a form of equity-based compensation. As a result of these efforts, the shares available for grant under the 1992 Plan have been effectively depleted. As of March 31, 2001, only 54,934 shares are available for grant under the 1992 Plan. Additionally, the existing plan limits the flexibility of the Board of Directors in determining the nature of equity-based compensation. The Board of Directors believes that in order to attract and retain key personnel the Company must have shares available to grant as part of the Company's compensation scheme as well as greater flexibility with respect to the form of the grants. The proposed new plan will effectively allow the Board of Directors to grant up to an additional 900,000 shares, with limitations on the size of individual and aggregate annual grants discussed below. Added to the Company's existing outstanding but unexercised stock options under the 1992 Plan, this plan will create a pool of currently outstanding options and shares available for future grant of approximately 21% of the outstanding shares of Company stock at March 31, 2001.

   Accordingly, on April 10, 2001, the Board of Directors adopted the Nanophase Technologies Corporation 2001 Equity Compensation Plan (the "2001 Plan") and is seeking approval of this plan by the shareholders of the Company. Pursuant to the terms of the 2001 Plan, upon approval of the 2001 Plan by the Company's stockholders, no further grants may be made under the 1992 Plan.

   The following is a general summary of the 2001 Plan and is qualified in its entirety by the full text of the 2001 Plan which is attached to this Proxy Statement as Exhibit B. Capitalized terms not defined herein shall have the same meanings ascribed to such terms in the plan document.

Purpose

   The purpose of the 2001 Plan is to provide plan participants with the opportunity to receive grants of incentive stock options, nonqualified options, share appreciation rights, dividend equivalent rights and cash awards. The Company believes that the plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

Administration

   The 2001 Plan will be administered by the Compensation and Governance Committee of the Board of Directors (the "Committee"). The Committee consists of three or more persons appointed by the Board of Directors, all of whom shall be "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and related Treasury regulations (the "Internal Revenue Code") and shall be "non-employee directors" as defined under Rule 16b-3 promulgated under the Exchange Act. The Committee has full authority to construe and interpret the 2001 Plan and to establish, amend, and rescind rules and regulations relating to the 2001 Plan, and take any other action necessary for the administration of the 2001 Plan.

Participants

   The Committee will designate certain (i) employees of the Company and its subsidiaries, (ii) advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the board of directors of the Company who will participate in the 2001 Plan. As of March 31, 2001, approximately 56 employees were eligible to participate in the 2001 Plan.

Shares Available for the 2001 Plan

   Subject to adjustment as provided in the 2001 Plan (for example, in the event of recapitalization, stock split, stock dividend, merger, reorganization or similar event), the maximum number of shares of Common Stock that may be issued under the 2001 Plan is 900,000 shares and the maximum number of shares of Common Stock that may be issued under the 2001 Plan in any single calendar year is 400,000 shares, which may be shares of original issuance, treasury shares or a combination thereof. The maximum number of shares of Common Stock that may be granted to any eligible participant in any single calendar year may not exceed one percent (1.0%) of the sum of the total amount of the Company's outstanding Common Stock on December 31 of the prior year plus the total number of outstanding but unexercised options to purchase Common Stock under both the 2001 Plan and 1992 Plan on December 31 of the prior year.

Awards

   Awards under the 2001 Plan may be in the form of (i) incentive stock options to purchase the Company's Common Stock ("Incentive Stock Options"),
(ii) nonqualified options to purchase the Company's Common Stock ("Nonqualified Options"), (iii) stock appreciation rights ("SARs"), (iv) dividend equivalent rights ("Dividend Equivalent Rights") and (v) cash awards ("Cash Awards") (hereinafter collectively referred to as "Grants"). The terms and features of the various forms of Grants are set forth below and described more fully in the 2001 Plan itself, attached as Exhibit B.

   Incentive and Nonqualified Stock Options. A stock option is a right to purchase a specific number of shares of Common Stock under specific terms, conditions and price. The Committee determines the price of the shares of Common Stock covered by each stock option (the "Stock Option Price"), except that the Stock Option Price may not be less than 100% of the fair market value of the shares of Common Stock on the date such stock options are granted. The Committee also sets the term of each stock option. The term of a stock option may not exceed 10 years from the date of the grant. Stock options granted under the 2001 Plan may be either Incentive Stock Options which qualify under the meaning of Section 422 of the Internal Revenue Code or Nonqualified Stock Options which are not designed to qualify under Section 422. With respect to each stock option granted under the 2001 Plan, the Committee may determine the nature and extent of any restrictions to be imposed on the shares of Common Stock which may be purchased thereunder, including, but not limited to restrictions on the transferability of shares acquired upon exercise. Stock options granted under the 2001 Plan cannot be repriced (except in the event of a recapitalization, stock split, stock dividend, merger, reorganization or similar event as described above). For purposes of the 2001 Plan, the term "reprice" means the lowering of the Stock Option Price of previously granted nonqualified stock options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K. The actual purchase of shares of Common Stock pursuant to a stock option is called the "exercise" of that stock option. Stock options granted under the 2001 Plan are exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant. The Committee may waive such restrictions on the exercisability at any time on or after the date of the grant in whole or in part, as the Committee determines in its sole discretion. Generally, a portion of a stock option may be exercised after completing one year of continuous employment with the Company or any of its subsidiaries or affiliates, from the date the stock option is granted with additional portions being exercisable each year thereafter. The Committee will determine the form of payment of the exercise price, which may include cash, shares of Common Stock already owned by the participant for a sufficient time (generally six months) to not result in an accounting charge to Company, or any combination of cash and shares of Common Stock, with the fair market value of such Common Stock valued as of the day prior to delivery. The Committee may also designate additional forms of payment that will be permitted, including the payment of all or a portion of the exercise price from the shares of Common Stock issuable to a participant upon such exercise. A participant will not have any of the rights of a stockholder until the shares of Common Stock are issued to the participant.

   Stock Appreciation Rights. A Stock Appreciation Right ("SAR") is a right to receive, in cash or shares of Common Stock, the appreciation in value of a share of Common Stock between the date the SAR, or related stock option, is granted and the date it is exercised. SARs under the 2001 Plan may be granted separately from or in tandem with all or part of any stock options granted under the 2001 Plan. Upon exercise, each SAR entitles a participant to an amount in cash or shares of Common Stock or combination thereof (as chosen by the Committee) equal in value to the difference between (i) the fair market value of the Common Stock covered by such SAR as of the date such SAR is surrendered, and
(ii) fair market value of the Common Stock covered by such SAR as of the date such SAR was granted. If SARs are granted in tandem with stock options, upon exercise of the SAR, the participant must surrender to the Company that portion of the stock option equal to the number of shares underlying the SAR being exercised. SARs granted independent of stock options may only be exercised and expire in accordance with the terms of the SARs grant instrument. SARs granted in tandem with stock options expire at the same time the associated stock options expire and may be exercised only at such times and to the extent that stock options to which they relate are exercisable. The Committee may provide that SARs will become exercisable subject to certain limitations similar to those restrictions applied to stock options. Participants may exercise SARs by surrendering the applicable stock options if granted in tandem with a stock option and specifying the number of SARs to be exercised. Shares of Common Stock that may be issued pursuant to the exercise of SARs will be subject to the same restrictions that apply to the acquisition of shares of Common Stock acquired pursuant to the exercise of stock options.

   Other Incentives. Dividend Equivalent Rights and Cash Awards may be granted in numbers or amounts and subject to any conditions and restrictions as determined by the Committee.

Reorganization or Change in Control

   Under the 2001 Plan, a reorganization shall be deemed to occur the shareholders of the Company approve (or, if shareholder approval is not required, the Board of Directors approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares of the Company's stock entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company. A change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in Rule 13d-3 under the such act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board of Directors.

   Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Incentive Stock Options, Nonqualified Stock Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation. In addition, upon any Reorganization or a Change of Control, (i) the Company shall provide each participant with outstanding grants written notice of such event and (ii) all outstanding Incentive Stock Options, Nonqualified Stock Options and SARs shall automatically accelerate and become fully exercisable.

Transferability

   Awards under the 2001 Plan may not be transferred, assigned, pledged, or hypothecated in any manner except in the case of death of a participant; provided, however, Nonqualified Stock Options may be transferred to certain immediate family members and other persons or entities according to such terms as the Committee may determine provided such transferability does not result in accelerated federal income taxation and further provided the participant receives no consideration for the transfer of a stock option. Any appropriately transferred grant shall remain subject to all terms and conditions applicable to the applicant transferring such grant.

Termination and Amendment

   The Board of Directors, may at any time terminate or from time to time amend the 2001 Plan; provided that the Board of Directors may not make any amendment to the 2001 Plan without the approval of the shareholders, if such shareholder approval is required by any requirement of applicable law or regulation. The 2001 Plan shall terminate on the day immediately preceding the tenth anniversary of the effective date of the plan, unless the plan is terminated earlier by the Board of Directors or is extended by the Board of Directors with the approval of the shareholders. A termination or amendment of the 2001 Plan that occurs after a grant is made shall not materially impair the rights of the participant receiving such grant unless the participant consents or unless the amendment is required in order to comply with applicable law. The termination of the 2001 Plan shall not impair the power and authority of the Committee with respect to an outstanding grant.

Outstanding Grants and Effect on Prior Plan

   Based on the closing price of $6.50 per share on March 31, 2001, the aggregate market value of the 900,000 shares of Common Stock reserved for issuance under the 2001 Plan is $5,850,000. As of March 31, 2001, only 54,934 shares are available for grant under the 1992 Plan. Pursuant to the terms of the 2001 Plan, upon the effective date of the 2001 Plan, no further grants may be made under the 1992 Plan.

United States Federal Income Tax Consequences

   The following discussion briefly summarizes the material federal income tax consequences of participation in the 2001 Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular participant. The discussion is limited to the impact of the Internal Revenue Code as is currently in effect upon United States citizens residing in the United States.

   Stock Options. Under the Internal Revenue Code, a participant granted a Nonqualified Stock Option or Incentive Stock Option generally realizes no taxable income upon receipt of the stock option, but in the case of a Nonqualified Stock Option a participant is deemed to have realized ordinary taxable income upon the exercise of the stock option equal to the excess of the fair market value of the shares of Common Stock acquired at the time of the exercise of the stock option over the exercise price of such stock option. The Company will be entitled to a deduction equal to the same amount to the extent such amount is treated as reasonable compensation under the Internal Revenue Code. The deduction will be allowed in the Company's taxable year which includes the last day of the participant's taxable year in which the stock option is exercised. A participant's tax basis in shares of Common Stock acquired upon the exercise of a stock option will be the fair market value of such Common Stock shares on the date the stock option is exercised. Upon any sale of shares of Common Stock acquired under the 2001 Plan, the participant's gain or loss will therefore equal the difference between the sale price and such tax basis. (Notwithstanding the foregoing, in the event of a "cashless" exercise of stock options, the fair market value shall equal the actual sales price of the underlying shares of Common Stock.) Upon disposition by a participant of Incentive Stock Option shares received under the 2001 Plan, any gain or loss realized by the participant will generally be taxed as a capital gain or loss. There will be no federal income tax consequences to the Company upon the disposition of shares acquired upon exercise of an Incentive Stock Option received under the 2001 Plan, provided the necessary holding periods have been met.

   SARs. The grant of a SAR to a participant will have no taxable consequences for the participant or the Company. The exercise of an SAR results in taxable income to the participant equal to the difference between the price of the SAR and the fair market value of the shares of Common Stock on the date of exercise, and a corresponding tax deduction to the Company.

   Other Incentives. A participant will not recognize income and will not be taxed upon the grant of Dividend Equivalent Rights and Cash Awards. Generally, at the time a participant receives payment under Dividend Equivalent Rights and Cash Awards, the participant will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the shares received, and the Company will then be entitled to a corresponding deduction.

   Withholding Taxes. A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of any grant under the 2001 Plan. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously-owned shares of Common Stock or, if a participant elects with the permission of the Committee, by a reduction in the number of shares to be received by the participant under the award.

Reasons for Obtaining Stockholder Approval

   The Board of Directors has approved the 2001 Plan subject to stockholder approval at the annual meeting. The Company is submitting the 2001 Plan for stockholder approval at the annual meeting because stockholder approval is required to (a) qualify the 2001 Plan under Section 422 of the Internal Revenue Code relating to the grant of Incentive Stock Options and (b) obtain a federal income tax deduction under Section 162(m) of the Internal Revenue Code for compensation recognized by participants in connection with the Grants under the 2001 Plan.

Recommendation

   The Board of Directors believes that approval of the 2001 Plan is in the best interest of the Company and its stockholders because the 2001 Plan will enable the Company to attract and retain officers and key management employees and provide those employees with competitive incentives which also align their interests with those of the stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE NANOPHASE TECHNOLOGIES CORPORATION 2001 EQUITY COMPENSATION PLAN.

                                  PROPOSAL 3

                    RATIFICATION OF APPOINTMENT OF AUDITORS

   The Board of Directors, upon the recommendation of the Audit and Finance Committee, has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company's financial statements for the year ended December 31, 2001. Ernst & Young LLP has acted as auditors for the Company since 1993. The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Board of Directors will interpret this as an instruction to seek other auditors. In addition to audit services, Ernst & Young LLP also provided certain non-audit services to Nanophase Technologies Corporation in relation to the 2000 fiscal year. The Audit and Finance Committee has considered whether the provision of these additional services is compatible with maintaining the independence of Ernst & Young LLP. The following table sets forth fees incurred by Nanophase Technologies Corporation for the services of Ernst & Young LLP in relation to the 2000 fiscal year.

             Audit
             Fees     All Other Fees
             -----    --------------
             $46,000     $11,800*

--------
   * Consists primarily of fees in connection with tax and compliance matters.

   It is expected that representatives of Ernst & Young will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001.

                        MISCELLANEOUS AND OTHER MATTERS

   Solicitation--The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

   Proposals of Stockholders--Proposals of stockholders (1) intended to be considered at the Company's 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting") and (2) to be considered for inclusion in the Company's proxy statement and proxy for the 2002 Annual Meeting, must be received by the Secretary of the Company on or before January 4, 2002.

   Other Business--The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

   Section 16(a) Beneficial Ownership Reporting Compliance--Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 2000 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that Mr. McClung inadvertently filed his Form 3 (Initial Statement of Beneficial Ownership) late.

   Additional Information--The Company will furnish without charge a copy of its Annual Report on Form 10-K for its year ended December 31, 2000, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed the Company's reasonable expenses in connection therewith. Requests for such materials should be directed to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446, Attention: Nancy Baldwin, Manager of Investor Relations

                                          By order of the Board of Directors

                                          /s/ Jess Jankowski
                                          -------------------------------------
                                          JESS JANKOWSKI,
                                          Secretary

Romeoville, Illinois
May 4, 2001

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
              DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                      EXHIBIT A

                      NANOPHASE TECHNOLOGIES CORPORATION

                      AUDIT AND FINANCE COMMITTEE CHARTER

Composition

   There shall be a committee of the board of directors (the "Board") to be known as the audit and finance committee which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD listing standards.

   Each member of the audit and finance committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit and finance committee. In addition, at least one member of the audit and finance committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   The Board shall elect or appoint a chair of the audit and finance committee who will have authority to act on behalf of the audit and finance committee between meetings.

Responsibilities

   The responsibilities of the audit and finance committee are as follows:

  . Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

  . Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

  . In view of the outside auditor's ultimate accountability to the Board and the audit and finance committee, as representatives of the shareholders, the audit and finance committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

  . Review with the outside auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

  . Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

  . Review the financial statements contained in the annual report to shareholders with management and the outside auditor.

  . Where such prior review is practicable, review (either as an entire committee or the chairman of the audit and finance committee alone) the financial statements contained in the quarterly report to shareholders with management and the outside auditor.

  . Meet with the outside auditor or management privately to discuss any matters that the audit and finance committee, the outside auditor or the management believe should be discussed privately with the audit and finance committee, which discussions may include the matters set forth in Statement of Auditing Standards No. 61.

  . Review and assess with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and material inquiries received from regulators or governmental agencies.

  . Review and reassess the adequacy of the committee's charter annually.

  . Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

   The audit and finance committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit and finance committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit and finance committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      EXHIBIT B

                      NANOPHASE TECHNOLOGIES CORPORATION

                           EQUITY COMPENSATION PLAN

   The purpose of the Nanophase Technologies Corporation Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Nanophase Technologies Corporation (the "Company") and its subsidiaries, (ii) certain advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified options, share appreciation rights, dividend equivalent rights and cash awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

                                   ARTICLE I

                          ADMINISTRATION OF THE PLAN

   Section 1.1 Administration.

   (a) Committee. The Plan shall be administered and interpreted by a committee appointed by the Board (the "Committee"). The Committee shall consist of three or more persons appointed by the Board, all of whom shall be "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and shall be "non-employee directors" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) make all determinations with respect to any other matters arising under the Plan. The Committee may delegate the authority to make grants in the ordinary course during the periods between regularly scheduled meetings of the Committee; provided, however, grants in excess of 5,000 shares or grants with non-standard terms shall be made subject to Committee approval.

   (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan. Determinations made by the Committee under the Plan need not be uniform as to similarly situated individuals.

   Section 1.2 Grants. Awards under the Plan may consist of grants of (i) incentive stock options as described in Section 2.1 ("Incentive Stock Options"), (ii) nonqualified options as described in Section 2.1 ("Nonqualified Options") (Incentive Stock Options and Nonqualified Options are collectively referred to as "Options"), (iii) stock appreciation rights as described in Section 2.2 ("SARs"), (iv) dividend equivalent rights as described in Section 2.3 ("Dividend Equivalent Rights") and (v) cash awards as described in Section 2.4 ("Cash Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the

"Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grant recipients (the "Grantees").

   Section 1.3 Shares Subject to the Plan.

   (a) Shares Authorized. For purposes of the Plan, a "Share" means one share of common stock of the Company, par value $0.01 per share. Subject to adjustments as provided in Section 1.3(b) below, the aggregate number of Shares available for Grants under the Plan shall be 900,000 Shares.

   Subject to adjustments as provided in Section 1.3(b) below, the maximum aggregate number of Shares that shall be subject to Grants made under the Plan during any calendar year shall be 400,000 Shares.

   The maximum aggregate number of Shares that shall be subject to Grants made under the Plan to any individual during any calendar year shall be equal to one percent (1.0%) of the sum of the total amount of the Company's outstanding Shares on December 31 of the prior year plus the total number of outstanding options to purchase Shares granted under the Plan and under the Prior Plan outstanding on December 31 of the prior year.

   The Shares may be authorized but unissued Shares or reacquired Shares, including Shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Dividend Equivalent Rights are forfeited, the Shares subject to such Grants shall again be available for purposes of the Plan.

   (b) Adjustments for Significant Events. If there is any change in the number or kind of outstanding Shares (i) by reason of a dividend, spin-off, recapitalization, split or combination or exchange of Shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Shares of the Company as a class without the Company's receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of Shares available for Grants, the maximum number of Shares that any individual participating in the Plan may be granted in any year, the number of Shares covered by outstanding Grants, the kind of Shares issued under the Plan, and the price per Share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

   Section 1.4 Eligibility for Participation.

   (a) Eligible Persons. All employees of the Company, its parents and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its parents or its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

   (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of Shares subject to a particular Grant in such manner as the Committee determines.

   Section 1.5 Limitation on Grants Prior to January 1, 2002. Notwithstanding anything in the Plan to the contrary, the Committee shall not make any Grants to Employees or Key Advisors prior to January 1, 2002.

                                  ARTICLE II

                            EQUITY INCENTIVE GRANTS

   Section 2.1 Options.

   (a) Number of Shares. The Committee shall determine the number of Shares that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

   (b) Type of Option and Price.

     (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Nonqualified Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Options may be granted to Employees, Non-Employee Directors and Key Advisors.

     (ii) The purchase price (the "Exercise Price") of Shares subject to an Option shall be determined by the Committee and may be equal to, or greater than, the Fair Market Value (as defined below) of a Share on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per Share is not less than 110% of the Fair Market Value of a Share on the date of grant.

     (iii) If the Shares are publicly traded, then the Fair Market Value per Share shall be determined as follows: (x) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the preceding date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of a Share on the preceding date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Shares are not publicly traded or, if publicly traded, are not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per Share shall be as determined in good faith by the Committee; provided that, if the Shares are publicly traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 trading days.

   (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns Shares possessing more than 10 percent of the total combined voting power of all Shares and other classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

   (d) Vesting and Exercisability of Options.

     (i) Vesting. Options shall vest in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting of any or all outstanding Options at any time for any reason.

     (ii) Exercisability. Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Non-Employee Director or Key Advisor to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the lesser of (x) the original purchase price or (y) the Fair Market Value of the Shares on the date of such repurchase, or to any other restriction the Committee determines to be appropriate.

   (e) Termination of Employment, Disability or Death.

     (i) Except as provided below and subject to the provisions of the Grant Instrument, an Option may only be exercised while the Grantee is an Employee, Key Advisor or member of the Board. In the event that a Grantee has a Termination of Service (as defined below) for any reason other than Disability (as defined below), death or Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date of such termination (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee has such a Termination of Service shall terminate as of such date.

     (ii) In the event the Grantee has a Termination of Service on account of a termination for Cause by the Company, unless otherwise determined by the Committee (x) any Option held by the Grantee shall terminate as of the date of such Termination of Service and (y) the Grantee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such Shares.

     (iii) In the event the Grantee has a Termination of Service on account of Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such Termination of Service (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee's Options which are not otherwise exercisable as of the date of such Termination of Service shall terminate as of such date.

     (iv) If the Grantee dies while an Employee, Key Advisor or member of the Board or within 90 days after the date on which the Grantee has a Termination of Service specified in Section 2.1(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date of such death or Termination of Service (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless provided otherwise in the applicable Grant Instrument, any of the Grantee's Options that are not otherwise exercisable as of the date shall terminate as of such date.

     (v) For purposes of the Plan:

       (A) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that (1) the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company or its parent and subsidiary corporations, (2) has been engaged in disloyalty to the Company or its parent and subsidiary corporations, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, (3) has disclosed trade secrets or confidential information of the Company or its parents and subsidiary corporations to persons not entitled to receive such information or (4) has entered into competition with the Company or its parent or Subsidiary Corporations. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining "Cause," then such definition shall supersede the foregoing definition.

       (B) "Disability" shall mean a Grantee's becoming disabled within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining "Disability," then such definition shall supersede the foregoing definition.

       (C) "Termination of Service" shall mean a Grantee's termination of employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of the Plan, cessation of service as an Employee, Key Advisor and member of the Board shall not be treated as a Termination of Service if the Grantee continues without interruption to serve thereafter in another one (or more) of such other capacities) unless the Committee determines other wise.

   (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) by delivering Shares owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes and to avoid adverse accounting consequences to the Company (including Shares acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; provided, that, for purposes of assisting a Grantee to exercise an Option, the Company may make loans to the Grantee or guarantee loans made by third parties to the Grantee, on such terms and conditions as the Committee may authorize. The Grantee shall pay the Exercise Price at the time of exercise and shall satisfy the withholding tax requirements of Section 3.1.

   (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Shares on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan and any other equity compensation plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Option. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a parent or subsidiary of the Company (within the meaning of Section 424(f) of the Code).

   Section 2.2 Stock Appreciation Rights.

   (a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per Share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a Share as of the date of grant of the SAR.

   (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of Shares that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

   (c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is as an Employee, Key Advisor or member of the Board or during the applicable period after Termination of Service as described in Section 2.1(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable. No SAR may be exercised for cash by an executive officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

   (d) Value of SARs. When a Grantee exercises an SAR, the Grantee shall receive in settlement of such SAR an amount, payable in cash, Shares or a combination thereof equal to the amount by which the Fair Market Value of a Share on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 2.2(a).

   (e) Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, Shares, or a combination of the two, in such proportion as the Committee deems appropriate.

For purposes of calculating the number of Shares to be received, Shares shall be valued at their Fair Market Value on the date of exercise of the SAR. If Shares are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional Share.

   Section 2.3 Dividend Equivalent Rights.

   (a) General Requirements. The Committee may grant Dividend Equivalent Rights to Employees, Non-Employee Directors and Key Advisors. Each Dividend Equivalent Right shall represent the right to receive, either credits for or payments of, amounts based on the dividends declared on Shares, to be credited or paid as of the dividend payment dates, during the term of the Dividend Equivalent Right as determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised.

   (b) Certain Terms. Unless otherwise determined by the Committee, a Dividend Equivalent Right is exercisable or payable only while the Grantee is an Employee, member of the Board or Key Advisor. Payment of the amount determined in accordance with Section 2.3(a) shall be in cash, in Shares or a combination of the two, as determined by the Committee. The Committee may impose such other terms conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Grant Instrument.

   (c) Dividend Equivalent Right with Other Grants. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Grants. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to an Option which right would consist of the right to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

   (d) Deferral. The Committee may establish a program under which the payments with respect to Dividend Equivalent Rights may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

   Section 2.4 Cash Awards. The Committee may grant Cash Awards to Employees, Non-Employee Directors and Key Advisors. The cash payment due upon settlement of a Cash Award shall be based on the attainment of performance goals and shall be subject to such other conditions, restrictions and contingencies as the Committee shall determine as reflected by the terms of the Grant Instrument. If Cash Awards are granted pursuant to this Section 2.4, the maximum amount that may be paid to an Employee, Non-Employee Director or Key Advisor under such Cash Awards during any calendar year shall not exceed the amounts allowable under applicable law.

   Section 2.5 Qualified Performance-Based Compensation.

   (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Cash Awards granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 2.5 shall apply to Grants of Cash Awards that are intended to be "qualified performance-based compensation" under Section 162(m) of the Code.

   (b) Performance Period and Performance Goals. When Cash Awards are granted as "qualified performance-based compensation," the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to such Cash Award("Performance Goals"), if any, and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Shares, individual performance, or such other criteria as the Committee deems appropriate.

   (c) Performance Goals. When Cash Awards that are intended to be "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for amounts to be paid under the Cash Awards, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, Disability, other Termination of Service or Reorganization, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code and the Treasury regulations thereunder. The performance goals may relate to the Employee's individual performance or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Share price, earnings per Share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, share volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

   (d) Establishment of Goals. The Committee shall establish the performance goals in accordance with Section 2.5(b) in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The Performance Goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals had been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

   (e) Performance Certification. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Cash Awards made pursuant to this Section
2.5 for the Performance Period shall be forfeited.

                                  ARTICLE III

                                GENERAL MATTERS

   Section 3.1 Withholding of Taxes. The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding (including all federal, state and local taxes) determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Grantee to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option or SAR, (ii) the receipt of a payment in respect of Dividend Equivalent Rights or Cash Awards or (iii) any other applicable income recognition event (for example, an election under Section 83(b) of the Code). Notwithstanding anything contained in the Plan to the contrary, the Grantee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Grantee and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable options, SARs or Dividend Equivalent Rights shall be forfeited upon the failure of the Grantee to satisfy such requirements with respect to, as applicable, (i) the exercise of the option or SARor (ii) payments in respect of any Dividend Equivalent Right.

   Section 3.2 Transferability of Grants.

   (a) In General. Except as provided in Section 3.2(b), only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights in accordance with the terms of the Plan. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

   (b) Transfer of Nonqualified Options. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument that a Grantee may transfer Nonqualified Options to family members or other persons or entities according to such terms as the Committee may determine where the Committee determines that such transferability does not result in accelerated federal income taxation; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

   Section 3.3 Reorganization or Change in Control of the Company.

   (a) Definitions.

     (i) As used herein, a "Reorganization" shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, Shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

     (ii) As used herein, a "Change of Control" shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or any of its subsidiaries or affiliates becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board.

   (b) Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

   (c) Notice and Acceleration. Upon a Reorganization or a Change of Control,
(i) the Company shall provide each Grantee with outstanding Grants written notice of such event and (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable.

   Section 3.4 Requirements for Issuance or Transfer of Shares.

   (a) Shareholder's Agreement. The Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Shares distributed pursuant to the Plan.

   (b) Limitations on Issuance or Transfer of Shares. No Shares shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such Shares may be legended to reflect any such restrictions. Certificates representing Shares issued or transferred under the Plan will be subject to such stop-transfer orders, registration and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

   Section 3.5 Amendment and Termination of the Plan.

   (a) Amendment. The Board may amend or terminate the Plan at any time; provided that the Board may not make any amendment to the Plan without the approval of the shareholders, if such shareholder approval is required by any requirement of applicable law or regulation.

   (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Effective Date (as defined below), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

   (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the amendment is required in order to comply with applicable law. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

   (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

   Section 3.6 Miscellaneous.

   (a) Programs. The Committee may adopt one or more programs not inconsistent with this Plan pursuant to which Grants may be made under this Plan. Such programs shall be deemed merely programs of implementation of this Plan and shall not be deemed new plans.

   (b) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan. Except as provided in Section 2.3(d) above, in no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

   (c) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to be granted a Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

   (d) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   (e) Section Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

   (f) Effective Date of the Plan. Provided the Plan has been approved by the Company's Board of Directors, the Plan shall be effective on the first business day immediately following the Plan's approval by the Shareholders of the Company (the "Effective Date").

   (g) Reporting Company. The provisions of the Plan that refer to the Company becoming a Reporting Company, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Shares under Section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such Shares are so registered.

   (h) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option grant made to such employee by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

   (i) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

   (j) Successors. All obligations of the Company under the Plan with respect to awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

   (k) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

   (l) Transition Provisions Relating to the Prior Plan. Upon the effectiveness of the Plan, the Company's Amended and Restated 1992 Stock Option Plan (the "Prior Plan") shall be deemed terminated subject to the provisions of Section 12(b) of the Prior Plan relating to the post termination effectiveness of grants under the Prior Plan. The Plan shall not be deemed an amendment or restatement of the Prior Plan. Nothing in the Plan shall be deemed to impair the rights of any person receiving grants under the Prior Plan nor shall any provision in the Plan shall be deemed to give any new or additional rights to any person receiving grants under the Prior Plan.

PROXY                                                                      PROXY
                      NANOPHASE TECHNOLOGIES CORPORATION

                             1319 MARQUETTE DRIVE

                          ROMEOVILLE, ILLINOIS 60446

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 5, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph E. Cross and Jess Jankowski and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Nanophase Technologies Corporation to be held at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois, on Tuesday, June 5, 2001, at 9:00 a.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           (continued, and to be signed and dated, on reverse side)


--------------------------------------------------------------------------------

                         /\  FOLD AND DETACH HERE  /\


                                              NANOPHASE TECHNOLOGIES CORPORATION


PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1.  ELECTION OF CLASS I DIRECTOR.

For nominee listed below                  [  ]

Withhold authority to vote                [  ]

(except as marked to the contrary below)  [  ]

for nominee listed below                  [  ]

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, STRIKE
                    A LINE THROUGH THE NOMINEE'S NAME BELOW)



                            James A. McClung, Ph.D.

2. PROPOSAL TO APPROVE THE NANOPHASE TECHNOLOGIES CORPORATION 2001 EQUITY COMPENSATION PLAN.

                          FOR      [  ]

                          AGAINST  [  ]

                          ABSTAIN  [  ]

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED
     DECEMBER 31, 2001.

                          FOR      [  ]

                          AGAINST  [  ]

                          ABSTAIN  [  ]

4. EACH OF THE PERSONS NAMED AS PROXIES HEREIN ARE AUTHORIZED, IN SUCH PERSON'S DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENTS THEREOF.

Date:  _______________________, 2001


                              __________________________________________________
                              Signature

                              __________________________________________________
                              Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon.

When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation.

If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

/\  FOLD AND DETACH HERE  /\